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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05550

The Alger Portfolios

Alger Small Cap Growth Portfolio

(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010

(Address of principal executive offices)   (Zip code)

Mr. Hal Liebes

Fred Alger Management LLC

360 Park Avenue South

New York, New York 10010

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

1

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER PORTFOLIOS

Alger Small Cap Growth Portfolio

ANNUAL REPORT

DECEMBER 31, 2019

Table of Contents

ALGER SMALL CAP GROWTH PORTFOLIO

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	7

Portfolio Summary (Unaudited)	9

Schedule of Investments	10

Statement of Assets and Liabilities	14

Statement of Operations	16

Statements of Changes in Net Assets	17

Financial Highlights	18

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	32

Additional Information (Unaudited)	34

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolios’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio, the insurance company that offers your variable annuity or variable life insurance contract, or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by signing up for paperless delivery at www.icsdelivery.com/alger. If you own these shares through a financial intermediary or an insurance company, contact your financial intermediary or insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the Portfolio, the insurance company, or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-345-5954 or fundreports.com. If you own these shares through a financial intermediary or an insurance company, contact your financial intermediary or an insurance company, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex, your insurance company, or your financial intermediary.

Shareholders’ Letter (Unaudited)	December 31, 2019

Dear Shareholders,

Frequent Shifts in Market Performance Occur Despite Strong Secular Growth

Researchers at the Max Planck Institute for Biological Cybernetics conducted a study of hikers in areas such as deserts that lack visual reference points. They equipped the study participants with GPS tracking technology and instructed them to walk a straight path. Within several hours, many of the hikers unknowingly returned to their starting point. Others repeatedly walked in circles.

In some ways, investors may learn an important lesson from this experiment: failing to focus on appropriate reference points in understanding secular growth may lead one astray. In this letter, I explore how investors can easily become distracted and I urge them to focus on actual reference points.

During the 12-month period ended December 31, 2019, the S&P 500 Index generated a 31.49% return. Key developments included the ebb and flow of optimism regarding U.S.-China trade negotiations, monetary policy and a changing view of the economy. We believe those factors are important, but unlike the powerful nature of secular growth, they typically influence corporate earnings and stock prices only temporarily. These transitory events can be distracting; however, we believe long-term equity results have been more important. In fact, the S&P 500’s 2019 return was the strongest showing since 2013.

Trade Conflicts Drive Volatility

For most of the reporting period, concerns about U.S.-China trade tariffs intensified as both countries imposed additional tariffs while frequent shifts in the outlook for trade negotiations fueled market volatility. In October, however, President Trump proposed measures that would prevent or delay both an increase in certain existing tariffs and the implementation of new tariffs and China proposed increasing its purchases of U.S. agriculture products. In early December, the U.S. and China reached a phase one agreement. The U.S. pledged to hold off on a planned 15% tariff on various consumer goods and to reduce tariffs from 15% to 7.5% on an additional $120 billion in goods. At the same time, China agreed to various measures, such as increasing its purchases of U.S. goods, including agriculture products, by $200 billion over the next two years. It also agreed to suspend certain retaliatory tariffs and implement intellectual property safeguards.

Investors Watch the Fed

Much like investors’ frequently varying views of trade negotiations, shifts in expectations for the Federal Reserve to cut interest rates caused market performance to oscillate. On July 31, 2019, the Federal Reserve announced an anticipated fed funds rate cut of 25 basis points (bps), but Federal Reserve Chairman Jerome Powell described the change as a mid-cycle adjustment rather than the start of a prolonged series of rate cuts, which disappointed market participants. The Federal Reserve eventually ushered in two additional 25 bps cuts.

Economic Sentiment Improves and Valuations Increase

In an encouraging development, the Bloomberg Economic Surprise Index turned consistently positive in September and strengthened in October after having been in negative territory for most of the first eight months of 2019. The index measures economic readings against forecasts. The improved economic data combined with optimism about trade negotiations and a dovish Federal Reserve provided a major boost to investor sentiment and resulted in the S&P 500 Index forward price-to-earnings ratio increasing during the year from 14 to 18. Growth equities continued their multiyear pattern of outperforming with the Russell 1000 Growth Index’s 2019 return of 36.4% outpacing the Russell 1000 Value index by nearly 10 percentage points.

We believe this outperformance is a result, in large part, of growth companies benefiting from disrupting their respective industries with innovative products. In the process, the fundamentals of value companies, e.g., brick and mortar retailers, have become victims of disruption by innovative companies, such as online retailers, that are rapidly capturing market share. This secular trend, and other growth opportunities driven by demographic changes and other advances, suggests that growth companies still have the edge in the longer term.

Additionally, the role of accounting practices in classifying companies as growth or value is another important factor. The price-to-book ratio is the predominant metric for classifying companies as either growth or value, but modern accounting practices do not fully capitalize intangible assets. This means that the value of intangible assets, such as algorithms and computer software, may not be included in a company’s book value. With lower book values, New Economy companies, which are companies that are based on new technology, such as online retailing, cloud computing, innovative healthcare devices and other medical breakthroughs, are likely to be classified as growth companies. Conversely, Old Economy companies, which are companies based on legacy business models, such as manufacturing or brick-and-mortar retailing that require significant tangible assets, may have lower price-to-book metrics and be classified as value companies. As a result of these accounting issues, investors may be inadvertently allocating capital based on business models—with New Economy digital companies that utilize intangible assets classified as growth irrespective of their valuation while Old Economy companies that utilize tangible assets may be classified as value. As long as this persists, it may be an incremental tailwind for the growth style of investing.

International markets were also strong in calendar year 2019 with the MSCI ACWI ex USA Index generating a 22.13% return. Developed markets led with the MSCI World Index generating a 28.40% return and outpacing the 18.88% return of the MSCI Emerging Markets Index.

A Better Framework for Making Investment Decisions

We believe investors should focus on unprecedented levels of innovation and secular growth as reference points rather than short-term events.

A small sampling of strong secular growth themes includes cloud computing, mobile device advertising and disruption in healthcare, all of which are allowing companies to capture market share and reward investors with strong earnings growth.

•	Cloud computing, or the use of off-premises IT resources, is allowing companies and governments to quickly develop new services while reducing overall operating costs. By capturing market share from providers of on-premises technology, cloud computing is growing rapidly with the market for the public cloud expected to have expanded 35% in 2019.

•	Digital advertising is another powerful secular growth theme, with some of the largest technology firms, such as Alphabet, Inc., Facebook, Inc. and Amazon.com, Inc., having generated rapid earnings growth by capturing advertising market share from traditional publishers. As smartphones have become indispensable, brands are increasingly placing content on them and other portable devices. While overall digital advertising grew 21.8% in 2018, according to the Interactive Advertising Bureau, revenues for advertising on mobile devices increased 39.7%. We estimate that revenues for advertising on mobile devices continued to grow at a faster pace than overall digital marketing in 2019.

•	Healthcare innovations, such as new drugs and novel medical devices, are also creating secular growth. For treating diabetes, Dexcom, Inc. has developed a continuous glucose monitoring system and Insulet Corp. has developed a wearable insulin pump. These products are disrupting older technologies that require injections and frequent finger stick tests to monitor and control patients’ glucose levels. In the pharmaceutical industry, novel drugs are noteworthy, with cancer immunotherapy being just one example. Unlike chemotherapy, which kills cancer cells using toxic compounds, immunotherapy enlists the immune system to attack cancer. The category of drugs is only five years old, but its annual market size is expected to reach $44 billion by 2024, according to investment banking firm Cowen Inc.

Going Forward

Innovation and disruption are increasingly high stakes matters. In 2019, we estimated that S&P 500 companies representing 14% of the index’s market capitalization were disrupting companies with a total market capitalization of 31% of the index. We believe investors can potentially benefit the most by utilizing active portfolio management based on in-depth fundamental research that seeks to discern the winners and losers of the New Economy. At Alger, we continue to focus on corporate fundamentals as we pursue attractive investment opportunities for our shareholders.

Portfolio Matters

Alger Small Cap Growth Portfolio

The Alger Small Cap Growth Portfolio returned 29.34% for the 12-month period ended December 31, 2019, compared to the 28.48% return of its benchmark, the Russell 2000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Healthcare and Information Technology. The largest sector overweight was Healthcare and the largest underweight was Industrials. The Healthcare and Information Technology sectors provided the largest contributions to performance. Regarding individual positions, Insulet Corp.; Avalara Inc.; Veeva Systems, Inc., Cl. A; Shopify, Inc., Cl. A; and Quidel Corp. were among the top contributors to performance.

Shopify provides a full-service, cloud-based software platform for small and medium-sized businesses to establish and conduct e-commerce operations. Shopify’s solutions enable merchants to run their businesses across a multitude of channels including self-branded websites, mobile devices, brick and mortar stores, social media and large online marketplaces. Its platform provides merchants with a single view of their businesses and customers. It also enables merchants to manage products and inventory, process orders and payments, build customer relationships, automate marketing campaigns and leverage analytics and reporting. Shares of Shopify outperformed after the company reported better-than-expected first quarter 2019 results and raised its annual guidance. Specifically, core customers increased the range of services they use from Shopify, which drove solid growth in monthly recurring revenue (MRR). The company’s net bookings of new customers and the level of services that new customers have selected also supported MRR. In addition, Shopify announced the launch of the Shopify Fulfillment Network, which it is selling to its significant customer base. The Shopify Fulfillment Network also increases the company’s total addressable market.

Detractors from Performance

The Industrials and Consumer Discretionary sectors were among the sectors that detracted from results. Regarding individual positions, Abiomed, Inc.; Vocera Communications, Inc.; Inogen, Inc.; Grubhub, Inc.; and Pinterest, Inc., Cl. A. were among the top detractors from performance. Abiomed, Inc. develops and manufactures devices that assist or replace the pumping function of a failing heart. Abiomed’s major product line is the Impella platform, which consists of heart pumps that are inserted with catheters. The pumps can be used to assist weakened hearts during the repair of coronary artery blockages and in the event of cardiogenic shock, which occurs when organs begin to fail due to the heart’s inability to pump blood. Abiomed shares underperformed during the second half of the reporting period due to a disruption in Impella physician usage trends. During the quarter the Food and Drug Administration issued an advisory warning to physicians on the Impella RP product (used for right heart support) because the device’s post-approval study showed lower survivorship rates than the pre-approval study. The discrepancy, however, was due to differences in patient selection criteria for the two studies rather than from safety issues. The decreased usage of the Impella RP caused Abiomed to produce weaker-than-expected fiscal fourth quarter 2019 results and to lower its guidance for fiscal year 2020. We note that the Impella RP product only represents about 4% of Abiomed’s total revenue. In addition, we believe Abiomed is addressing the discrepancies in the two studies that resulted from using different patient selection criteria.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Small Cap Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective prospectus for the Portfolio. The Portfolio’s returns represent the fiscal 12-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Portfolio. Please refer to the Schedule of Investments for the Portfolio which is included in this report for a complete list of Portfolio holdings as of December 31, 2019. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the 12-month fiscal period.

Risk Disclosure

Investing in the stock market involves risks and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider a Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, LLC, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The S&P 500: An index of large company stocks considered to be representative of the U.S. stock market.

•	The Bloomberg Economic Surprise Index shows the degree to which economic analysts under- or over-estimate the trends in the business cycle. The surprise element is defined as the percentage (or percentage point) difference between analyst forecasts and the published value of economic data releases.

•	The Interactive Advertising Bureau is an advertising business organization that develops industry standards, conducts research, and provides legal support for the online advertising industry.

•	The forward price-to-earnings ratio (P/E) is the current market price of a company divided by its expected earnings during the next 12 months.

•	The MSCI ACWI ex USA Index (gross) captures large and mid cap representation across 23 of 24 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•	The MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance across 23 (DM) countries.

•	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values.

•	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

Investors cannot invest directly in any index. Index performance does not reflect the deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH PORTFOLIO

Fund Highlights Through December 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I-2 SHARES

— 10 years ended 12/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2019. Figures for each of the Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Portfolio Class I-2 shares also include reinvestment of capital gains.

ALGER SMALL CAP GROWTH PORTFOLIO

Fund Highlights Through December 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 12/31/19
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	9/21/1988
Class I-2 (Inception 9/21/88)	29.34%	11.65%	12.31%	10.34%
Russell 2000 Growth Index	28.48%	9.34%	13.01%	8.42%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the Portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

PORTFOLIO SUMMARY†

December 31, 2019 (Unaudited)

Alger Small Cap
SECTORS/SECURITY TYPES	Growth Portfolio
Communication Services	3.8%
Consumer Discretionary	7.4
Consumer Staples	0.9
Energy	1.7
Financials	2.8
HealthCare	42.1
Industrials	2.8
Information Technology	33.4
Materials	2.0
Total Equity Securities	96.9
Short-Term Investments and Net Other Assets	3.1
100.0%

†       Based on net assets for the Portfolio.

THE ALGER PORTFOLIOS | ALGER SMALL CAP GROWTH PORTFOLIO

Schedule of Investments December 31, 2019

COMMON STOCKS—96.5%	SHARES	VALUE
AEROSPACE & DEFENSE—2.1%
Hexcel Corp.	15,203	$1,114,532
Mercury Systems, Inc.*	46,580	3,219,144
		4,333,676
APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Canada Goose Holdings, Inc.*	38,417	1,392,232
Levi Strauss & Co., Cl. A	29,268	564,580
		1,956,812
APPAREL RETAIL—2.3%
Burlington Stores, Inc.*	20,992	4,786,806
APPLICATION SOFTWARE—22.3%
ACI Worldwide, Inc.*	133,803	5,069,126
Avalara, Inc.*	79,136	5,796,711
Blackbaud, Inc.	51,227	4,077,669
Blackline, Inc.*	23,032	1,187,530
Coupa Software, Inc.*	13,556	1,982,565
Everbridge, Inc.*	35,770	2,792,922
Guidewire Software, Inc.*	26,442	2,902,538
HubSpot, Inc.*	26,436	4,190,106
Manhattan Associates, Inc.*	33,151	2,643,792
Medallia, Inc.*	2,650	82,442
MicroStrategy, Inc., Cl. A*	12,028	1,715,554
Paycom Software, Inc.*	17,954	4,753,500
Q2 Holdings, Inc.*	47,972	3,889,570
Smartsheet, Inc., Cl. A*	37,380	1,679,110
SPS Commerce, Inc.*	39,306	2,178,339
Tyler Technologies, Inc.*	7,426	2,227,949
		47,169,423
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
Ares Management Corp., Cl. A	15,523	554,016
WisdomTree Investments, Inc.	358,064	1,733,030
		2,287,046
BIOTECHNOLOGY—3.1%
CareDx, Inc.*	168,127	3,626,500
Exact Sciences Corp.*	23,076	2,134,068
Portola Pharmaceuticals, Inc.*	30,969	739,540
		6,500,108
DIVERSIFIED SUPPORT SERVICES—0.5%
IAA, Inc.*	24,531	1,154,429

ELECTRICAL COMPONENTS & EQUIPMENT—0.2%
Sunrun, Inc.*	37,117	512,586

ELECTRONIC COMPONENTS—0.7%
Dolby Laboratories, Inc., Cl. A	20,272	1,394,714

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.9%
Cognex Corp.	72,125	4,041,885

FINANCIAL EXCHANGES & DATA—1.1%
Tradeweb Markets, Inc., Cl. A	48,848	2,264,105

THE ALGER PORTFOLIOS | ALGER SMALL CAP GROWTH PORTFOLIO

Schedule of Investments December 31, 2019 (Continued)

COMMON STOCKS—96.5% (CONT.)	SHARES	VALUE
GENERAL MERCHANDISE STORES—0.5%
Ollie’s Bargain Outlet Holdings, Inc.*	17,738	$1,158,469

HEALTHCARE EQUIPMENT—14.3%
ABIOMED, Inc.*	15,277	2,606,103
Cantel Medical Corp.	63,023	4,468,331
CryoPort, Inc.*	70,752	1,164,578
DexCom, Inc.*	23,049	5,041,738
Inmode Ltd.*	17,177	673,338
Inogen, Inc.*	31,298	2,138,592
Insulet Corp.*	60,130	10,294,256
Tandem Diabetes Care, Inc.*	63,573	3,789,587
		30,176,523
HEALTHCARE SERVICES—0.6%
Guardant Health, Inc.*	14,904	1,164,599

HEALTHCARE SUPPLIES—7.0%
Neogen Corp.*	90,014	5,874,313
Quidel Corp.*	115,507	8,666,489
SmileDirectClub, Inc., Cl. A*	31,398	274,419
		14,815,221
HEALTHCARE TECHNOLOGY—6.2%
Teladoc Health, Inc.*	23,621	1,977,550
Veeva Systems, Inc., Cl. A*	61,937	8,712,058
Vocera Communications, Inc.*	121,250	2,517,150
		13,206,758
HOMEFURNISHING RETAIL—0.6%
Bed Bath & Beyond, Inc.	74,548	1,289,680

HYPERMARKETS & SUPER CENTERS—0.9%
BJ’s Wholesale Club Holdings, Inc.*	84,490	1,921,303

INSURANCE BROKERS—0.6%
eHealth, Inc.*	13,791	1,325,039

INTERACTIVE HOME ENTERTAINMENT—0.5%
Take-Two Interactive Software, Inc.*	8,663	1,060,611

INTERACTIVE MEDIA & SERVICES—1.0%
Pinterest, Inc., Cl. A*	113,965	2,124,308

INTERNET SERVICES & INFRASTRUCTURE—2.4%
Shopify, Inc., Cl. A*	12,944	5,146,276

IT CONSULTING & OTHER SERVICES—2.8%
InterXion Holding NV*	71,700	6,009,177

LEISURE FACILITIES—0.9%
Planet Fitness, Inc., Cl. A*	25,976	1,939,888

LIFE SCIENCES TOOLS & SERVICES—8.9%
Bio-Techne Corp.	40,564	8,904,203
NanoString Technologies, Inc.*	99,074	2,756,238
NeoGenomics, Inc.*	83,004	2,427,867
Personalis, Inc.*	6,882	75,014
PRA Health Sciences, Inc.*	23,056	2,562,674

THE ALGER PORTFOLIOS | ALGER SMALL CAP GROWTH PORTFOLIO

Schedule of Investments December 31, 2019 (Continued)

COMMON STOCKS—96.5% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—8.9% (CONT.)
Repligen Corp.*	21,457	$1,984,773
		18,710,769
MANAGED HEALTHCARE—1.1%
HealthEquity, Inc.*	31,654	2,344,612

MOVIES & ENTERTAINMENT—2.3%
Live Nation Entertainment, Inc.*	67,785	4,844,594

OIL & GAS EQUIPMENT & SERVICES—0.8%
DMC Global, Inc.	36,574	1,643,636

OIL & GAS EXPLORATION & PRODUCTION—0.9%
Magnolia Oil & Gas Corp., Cl. A*	152,535	1,918,890

PHARMACEUTICALS—0.5%
Aerie Pharmaceuticals, Inc.*	42,112	1,017,847

RESTAURANTS—1.3%
Shake Shack, Inc., Cl. A*	15,111	900,162
Wingstop, Inc.	22,061	1,902,320
		2,802,482
SEMICONDUCTOR EQUIPMENT—0.3%
SolarEdge Technologies, Inc.*	5,614	533,835

SEMICONDUCTORS—0.9%
Universal Display Corp.	8,921	1,838,350

SPECIALTY CHEMICALS—2.0%
Balchem Corp.	42,095	4,278,115

SPECIALTY STORES—0.9%
Five Below, Inc.*	14,379	1,838,499

SYSTEMS SOFTWARE—2.1%
Proofpoint, Inc.*	39,383	4,520,381
TOTAL COMMON STOCKS
(Cost $109,244,724)		204,031,452

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	75,383	79,906
(Cost $339,224)		79,906

RIGHTS—0.4%	SHARES	VALUE
BIOTECHNOLOGY—0.4%
Tolero CDR*,@,(b),(c)	287,830	929,691
(Cost $155,594)		929,691
Total Investments
(Cost $109,739,542)	96.9%	$205,041,049
Affiliated Securities (Cost $339,224)		79,906
Unaffiliated Securities (Cost $109,400,318)		204,961,143
Other Assets in Excess of Liabilities	3.1%	6,611,989
NET ASSETS	100.0%	$211,653,038

THE ALGER PORTFOLIOS | ALGER SMALL CAP GROWTH PORTFOLIO

Schedule of Investments December 31, 2019 (Continued)

(a)	Deemed an affiliate of the Portfolio in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	12/31/2019
Prosetta Biosciences, Inc., Series D	2/6/15	$339,224	0.10%	$79,906	0.04%
Tolero CDR	2/6/17	155,594	0.08%	929,691	0.44%
Total				$1,009,597	0.48%

See Notes to Financial Statements.

ALGER SMALL CAP GROWTH PORTFOLIO

Statement of Assets and Liabilities December 31, 2019

Alger Small Cap
Growth Portfolio
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$204,961,143
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	79,906
Cash and cash equivalents	6,718,051
Receivable for shares of beneficial interest sold	53,315
Dividends and interest receivable	81,410
Prepaid expenses	24,687
Total Assets	211,918,512

LIABILITIES:
Payable for shares of beneficial interest redeemed	14,488
Accrued investment advisory fees	150,120
Accrued printing fees	47,662
Accrued professional fees	17,563
Accrued transfer agent fees	5,659
Accrued administrative fees	5,097
Accrued shareholder administrative fees	1,853
Accrued other expenses	23,032
Total Liabilities	265,474
NET ASSETS	$211,653,038

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	100,298,112
Distributable earnings	111,354,926
NET ASSETS	$211,653,038

* Identified cost	$109,400,318	(a)
** Identified cost	$339,224	(a)

See Notes to Financial Statements.

(a) At December 31, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $115,099,684 amounted to $89,941,365 which consisted of aggregate gross unrealized appreciation of $99,076,988 and aggregate gross unrealized depreciation of $9,135,623.

ALGER SMALL CAP GROWTH PORTFOLIO

Statement of Assets and Liabilities December 31, 2019 (Continued)

Alger Small Cap
Growth Portfolio
NET ASSETS BY CLASS:
Class I-2	$211,653,038

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	7,377,410

NET ASSET VALUE PER SHARE:
Class I-2	$28.69

See Notes to Financial Statements.

ALGER SMALL CAP GROWTH PORTFOLIO

Statement of Operations for the year ended December 31, 2019

Alger Small Cap
Growth Portfolio
INCOME:
Dividends	$279,400
Interest	73,737
Total Income	353,137

EXPENSES:
Investment advisory fees — Note 3(a)	1,748,376
Shareholder administrative fees — Note 3(f)	21,585
Administration fees — Note 3(b)	59,358
Custodian fees	50,144
Interest expenses	1,299
Transfer agent fees — Note 3(f)	36,385
Printing fees	43,574
Professional fees	54,945
Registration fees	21,447
Trustee fees — Note 3(g)	7,498
Fund accounting fees	36,717
Other expenses	26,544
Total Expenses	2,107,872
NET INVESTMENT LOSS	(1,754,735)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on unaffiliated investments	19,050,585
Net change in unrealized appreciation on unaffiliated investments	36,693,474
Net change in unrealized (depreciation) on affiliated investments	(69,352)
Net realized and unrealized gain on investments	55,674,707
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,919,972

See Notes to Financial Statements.

ALGER SMALL CAP GROWTH PORTFOLIO

Statements of Changes in Net Assets

	Alger Small Cap Growth Portfolio
	For the	For the
	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
Net investment loss	$(1,754,735)	$(1,458,541)
Net realized gain on investments	19,050,585	12,248,884
Net change in unrealized appreciation (depreciation) on investments	36,624,122	(6,807,336)
Net increase in net assets resulting from operations	53,919,972	3,983,007

Dividends and distributions to shareholders:
Class I-2	(11,245,882)	(8,255,701)
Total dividends and distributions to shareholders	(11,245,882)	(8,255,701)

Decrease from shares of beneficial interest transactions — Note 6:
Class I-2	(18,882,812)	(6,862,823)
Total increase (decrease)	23,791,278	(11,135,517)

Net Assets:
Beginning of period	187,861,760	198,997,277
END OF PERIOD	$211,653,038	$187,861,760

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

	Class I-2
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Growth Portfolio	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015
Net asset value, beginning of period	$23.43	$24.15	$18.76	$20.47	$29.76
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.23)	(0.18)	(0.15)	(0.05)	(0.17)
Net realized and unrealized gain (loss) on investments	7.10	0.53	5.54	1.34	(0.74)
Total from investment operations	6.87	0.35	5.39	1.29	(0.91)
Distributions from net realized gains	(1.61)	(1.07)	–	(3.00)	(8.38)
Net asset value, end of period	$28.69	$23.43	$24.15	$18.76	$20.47
Total return	29.34%	1.44%	28.73%	6.24%	(3.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$211,653	$187,862	$198,997	$181,731	$199,694
Ratio of net expenses to average net assets	0.98%	1.01%	1.00%	1.01%	0.96%
Ratio of net investment loss to average net assets	(0.81)%	(0.68)%	(0.67)%	(0.27)%	(0.55)%
Portfolio turnover rate	18.13%	25.58%	17.76%	61.19%	125.02%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services – Investment Companies. The Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Growth & Income Portfolio, Alger Mid Cap Growth Portfolio, Alger Weatherbie Specialized Growth Portfolio (formerly Alger SMid Cap Focus Portfolio), Alger Small Cap Growth Portfolio and Alger Balanced Portfolio (collectively the “Portfolios”). These financial statements include only the Alger Small Cap Growth Portfolio (the “Portfolio”). The Portfolio invests primarily in equity securities and has an investment objective of long-term capital appreciation. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans. The Portfolio offers Class I-2 shares.

NOTE 2 — Significant Accounting Policies:

(a)       Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees (“Board”). Investments held by the Portfolio are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Portfolio having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Portfolio’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principle or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Fund’s Board and comprised of representatives of the Portfolio’s investment adviser and officers of the Fund. The Portfolio’s Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving valuation policy and procedures.

While the Portfolio’s Committee meets on an as-needed basis, the Portfolio’s Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Portfolio’s Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolio’s pricing vendor, and variances between transactional prices and the previous day’s price.

The Portfolio will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b)       Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)       Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)       Foreign Currency Transactions: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

(e)       Option Contracts: When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolio may also purchase put and call options. The Portfolio pays a premium which is included in the Portfolio’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f)       Lending of Fund Securities: The Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets including borrowings, as defined in its prospectus. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Portfolio’s Custodian (the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of December 31, 2019.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

(g)       Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date.

Dividends from net investment income, if available, are declared and paid annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(h)       Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.

Financial Accounting Standards Board Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2016-2019. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i)       Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets.

(j)       Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.

(k)       Recent Accounting Pronouncements: In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Portfolio’s financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08 (“ASU 2017-08”), Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Management has adopted the amendment and incorporated the changes in the current financial statements and related disclosures. For public business entities, the amendments in this ASU 2017-08 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a)       Investment Advisory Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended December 31, 2019, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Actual Rate
Alger Small Cap
Growth Portfolio(a)	0.81%	0.75%	0.81%

(a)       Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(b)       Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.

(c)       Brokerage Commissions: During the year ended December 31, 2019, the Portfolio paid Fred Alger & Company, LLC, the Fund’s distributor (the “Distributor” or “Alger LLC”) and an affiliate of Alger Management, $13,453 in connection with securities transactions.

(d)       Interfund Loans: The Portfolio and other funds advised by Alger Management may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds. If the Portfolio has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, the Portfolio will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of December 31, 2019.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended December 31, 2019, the Portfolio incurred interfund loan interest expenses of $1,230, which is included in interest expenses in the accompanying Statement of Operations.

(e)       Other Transactions with Affiliates: Certain officers of the Fund are directors and/or officers of Alger Management, the Distributor, or their affiliates.

(f)       Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of the Portfolio’s transfer agent, and for other related services. Effective October 5, 2019, the Portfolio engaged UMB Fund Services, Inc. as the Portfolio’s new transfer agent (DST Asset Manager Solutions, Inc. previously served as the Portfolio’s transfer agent). The Portfolio compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.

(g)       Trustee Fees: For 2019, each trustee who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) received a fee of $122,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Funds and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees received additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

On December 17, 2019, the Board of Trustees approved the following changes in Trustee compensation. Effective January 1, 2020, each Independent Trustee receives a fee of $134,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $20,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h)       Interfund Trades: The Portfolio may engage in purchase and sale transactions with other funds advised by Alger Management. There were no interfund trades during the year ended December 31, 2019.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the year ended December 31, 2019, were as follows:

	PURCHASES	SALES
Alger Small Cap Growth Portfolio	$37,985,403	$67,656,654

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowings:

The Portfolio may borrow from the Custodian on an uncommitted basis. The Portfolio pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Portfolio may also borrow from other funds advised by Alger Management, as discussed in Note 3(d). For the year ended December 31, 2019, the Portfolio had the following borrowings from the Custodian and other funds:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Small Cap Growth Portfolio	$41,715	3.12%

The highest amount borrowed from the Custodian and other funds during the year ended December 31, 2019 for the Portfolio was as follows:

HIGHEST BORROWING
Alger Small Cap Growth Portfolio	$3,691,097

NOTE 6 — Share Capital:

The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value. During the year ended December 31, 2019 and the year ended December 31, 2018, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	DECEMBER 31, 2019		DECEMBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Portfolio
Class I-2:
Shares sold	279,982	$7,879,236	475,271	$13,274,795
Dividends reinvested	394,039	11,245,882	350,561	8,255,701
Shares redeemed	(1,314,917)	(38,007,930)	(1,047,049)	(28,393,319)
Net decrease	(640,896)	$(18,882,812)	(221,217)	$(6,862,823)

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended December 31, 2019 and the year ended December 31, 2018 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	DECEMBER 31, 2019	DECEMBER 31, 2018
Alger Small Cap Growth Portfolio
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	11,245,882	8,255,701
Total distributions paid	$11,245,882	$8,255,701

As of December 31, 2019, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Small Cap Growth Portfolio
Undistributed ordinary income	$2,778,538
Undistributed long-term gains	18,635,023
Net accumulated earnings	21,413,561
Capital loss carryforwards	—
Net unrealized appreciation	89,941,365
Total accumulated earnings	$111,354,926

At December 31, 2019, the Portfolio, for federal income tax purposes, had no capital loss carryforwards and no capital loss carryforwards were utilized in 2019.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Portfolio, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2019:

Alger Small Cap Growth Portfolio
Distributable earnings	$101,447
Paid-in Capital	$(101,447)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in the Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with its investments as of December 31, 2019, the Portfolio has determined that presenting them by security type and sector is appropriate.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Portfolio	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$8,029,513	$8,029,513	$—	$—
Consumer Discretionary	15,772,636	15,772,636	—	—
Consumer Staples	1,921,303	1,921,303	—	—
Energy	3,562,526	3,562,526	—	—
Financials	5,876,190	5,876,190	—	—
Healthcare	87,936,437	87,936,437	—	—
Industrials	6,000,691	6,000,691	—	—
Information Technology	70,654,041	70,654,041	—	—
Materials	4,278,115	4,278,115	—	—
TOTAL COMMON STOCKS	$204,031,452	$204,031,452	$—	$—
PREFERRED STOCKS
Healthcare	79,906	—	—	79,906
RIGHTS
Healthcare	929,691	—	—	929,691
TOTAL INVESTMENTS IN SECURITIES	$205,041,049	$204,031,452	$—	$1,009,597

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2019	$371,141
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(370,332)
Included in net change in unrealized appreciation (depreciation) on investments	440,617
Purchases and sales
Purchases	—
Sales	(361,520)
Closing balance at December 31, 2019	79,906
Net change in unrealized appreciation (depreciation) attributable to investments still held at December 31, 2019	$(69,352)

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Portfolio	Rights
Opening balance at January 1, 2019	$705,184
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	224,507
Purchases and sales
Purchases	—
Sales	—
Closing balance at December 31, 2019	929,691
Net change in unrealized appreciation (depreciation) attributable to investments still held at December 31, 2019	$224,507

Special Purpose
Alger Small Cap Growth Portfolio	Vehicle
Opening balance at January 1, 2019	$0 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(423,689)
Included in net change in unrealized appreciation (depreciation) on investments	427,047
Purchases and sales
Purchases	—
Sales	(3,358)
Closing balance at December 31, 2019	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at December 31, 2019	$—

*       Includes securities that are fair valued at zero.

The following table provides quantitative information about the Portfolio’s Level 3 fair value measurements of the Portfolio’s investments as of December 31, 2019. In addition to the methodologies and inputs noted in the table below, according to the Portfolio’s valuation policy we may also use other valuation methodologies and inputs when determining the Portfolio’s fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Portfolio’s fair value measurements.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value December 31, 2019	Valuation Methodology	Unobservable Input	Input/Range	Weighted Average
Alger Small Cap Growth Portfolio
Preferred Stocks	$79,906	Income Approach	Discount Rate	55.00%-60.00%	N/A
Rights	929,691	Income Approach	Discount Rate	4.82%-5.22%	N/A

The significant unobservable inputs used in the fair value measurement of the Portfolio’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

As of December 31, 2019, there were no transfers of securities between Level 1 and Level 2.

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of December 31, 2019, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash and cash equivalents	$6,718,051	$—	$6,718,051	$—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Portfolio seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolio invests in a broadly diversified portfolio of common stocks and may also buy and sell call and put options on equities and equity indexes. The Portfolio may purchase call options to increase its exposure to the stock market and also provide diversification of risk. The Portfolio may purchase put options in order to protect from significant market declines that may occur over a short period of time. The Portfolio may write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolio’s return, although written call options may reduce the Portfolio’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolio with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

There were no derivative instruments held by the Portfolio throughout the year or as of December 31, 2019.

NOTE 10 — Risk Disclosures:

Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Portfolio because the Portfolio or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended December 31, 2019. Purchase and sale transactions during the year were as follows:

Security	Shares/ Par at December 31, 2018	Purchases/ Conversion	Sales/ Conversion	Shares/ Par at December 31, 2019	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at December 31, 2019
Alger Small Cap Growth Portfolio
Preferred Stocks
Prosetta Biosciences, Inc., Series D	75,383	—	—	75,383	—	—	$(69,352)	$79,906
Total					—	—	$(69,352)	$79,906

NOTE 12 — Subsequent Events:

Management of the Portfolio has evaluated events that have occurred subsequent to December 31, 2019, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Alger Small Cap Growth Portfolio and the Board of Trustees of The Alger Portfolios:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Alger Small Cap Growth Portfolio, one of the portfolios constituting The Alger Portfolios (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

New York, New York

February 20, 2020

We have served as the auditor of one or more investment companies within the group of investment companies since 2009.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2019 and ending December 31, 2019.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Annualized
				Expenses	Expense Ratio
				Paid During	For the
		Beginning	Ending	the Six Months	Six Months
		Account	Account	Ended	Ended
		Value	Value	December 31,	December 31,
		July 1, 2019	December 31, 2019	2019(a)	2019(b)
Alger Small Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$996.80	$4.93	0.98%
	Hypothetical(c)	1,000.00	1,020.27	4.99	0.98

(a)	Expenses are equal to the annualized expense ratio of the share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)   Annualized.

(c)  5% annual return before expenses.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional Funds, Alger Global Focus Fund and The Alger Funds II, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth) and Address(1)	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):
Hilary M. Alger (1961)	Trustee since 2003	Fundraising Consultant since 2015, Schultz & Williams; Trustee since 2013, Pennsylvania Ballet; School Committee Member since 2017, Germantown Friends School.	27	Board of Directors, Alger Associates, Inc.; Trustee of Target Margin Theater
Non-Interested Trustees:
Charles F. Baird, Jr. (1953)	Trustee since 2000	Managing Director since 1997, North Castle Partners (private equity securities group).	27	None
Roger P. Cheever (1945)	Trustee since 2000	Associate Vice President for Principal Gifts since 2008, Harvard University.	27	Board of Directors, Alger SICAV Fund
Stephen E. O’Neil (1932)	Trustee since 1986	Retired.	27	None
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	27	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1986	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non- profit policy research) since 1988.	27	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 360 Park Avenue South, New York, NY 10010.

(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Fund by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.

(3) “Alger Fund Complex” refers to the Fund and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees of the other four registered investment companies in the Alger Fund Complex.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Fund and Address(1)	Principal Occupations	Officer Since
Offcers(2):

Hal Liebes (1964) President	Executive Vice President, Chief Operating Officer (“COO”) and Secretary of Alger Management; COO and Secretary of Alger Associates, Inc. and Alger Alternative Holdings, LLC; Director of Alger SICAV, Alger International Holdings, and Alger Dynamic Return Offshore Fund; Vice President, COO, Member, and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I, LLC and Alger Partners Investors KEIGF; Secretary of Alger-Weatherbie Holdings, LLC and Alger Boulder I LLC; and Director and Secretary, The Foundation for Alger Families.	2005
Tina Payne (1974) Secretary, Chief Compliance Officer	Since 2017, Senior Vice President, General Counsel, and Chief Compliance Officer (“CCO”), Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO, Alger Management, Ltd.; Assistant Secretary, Weatherbie Capital, LLC and Alger Alternative Holdings, LLC; and since 2019, Assistant Secretary, Alger-Weatherbie Holdings, LLC. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017.	2017
Michael D. Martins (1965) Treasurer, AML Compliance Officer	Senior Vice President of Alger Management.	2005
Anthony S. Caputo (1955) Assistant Treasurer	Vice President of Alger Management.	2007
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007

(1)       The address of each officer is c/o Fred Alger Management, LLC, 360 Park Avenue South, New York, NY 10010.

(2)	Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

THE ALGER PORTFOLIOS

Alger Small Cap Growth Portfolio

(the Fund)

At an in-person meeting held on September 17, 2019 (Meeting), the Board of Trustees (Board) of The Alger Portfolios (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, Inc. (Fred Alger Management) and the Trust, on behalf of the Fund (each, a Management Agreement), for an additional one-year period. The Independent Trustees received advice from, and met separately with, Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. The Board considered the information provided to it about the series of the Trust together, and each series separately, as the Board deemed appropriate. Fred Alger Management is referred to herein as the “Manager.”

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed request for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process, as well as information provided in response to a supplemental request list. The materials for the Meeting included a presentation and analysis of the Fund and the Manager’s services by FUSE Research Network LLC (FUSE), an independent consulting firm. In addition, prior to the Meeting, the chair of the Board conferred with Independent Trustee counsel about the contract renewal process. The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of the Management Agreement is in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Fund; the structure of investment professional compensation; oversight of third-party service providers; investment performance, fee information and related financial information for the Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and the range of management fees charged by the Manager and its affiliates to other funds and accounts, including management’s explanation of differences among accounts where relevant. The Board noted Fred Alger Managements history of expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and adjust portfolios to express conviction in portfolio investments, and to address areas of heightened concern in the mutual fund industry, such as market conditions and fee pressure. The Board noted the length of time the Manager had provided services as an investment adviser to the Fund and also noted FUSE’s analysis that certain of the Manager’s offerings should sustain growth and maintain interest in the Manager’s investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger family of funds. The Board noted the financial position of the Manager and its commitment to the mutual fund business as evidenced by a continued focus on offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Fund’s affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with Fred Alger Management.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods. The Board considered the performance returns for the Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. The Board received a description of the methodology FUSE used to select the mutual funds included in the Peer Universe and Peer Group.

The Board also reviewed and considered Fund performance reports provided and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. As had been the practice at every quarterly meeting of Trustees throughout the year, representatives of the Manager discussed with the Trustees the recent performance of the Fund. In expanding orally on the written materials they had provided to the Trustees, the FUSE representatives commented further on the performance of the Fund.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Peer Group for the Fund consisted of the Fund and 16 other small cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other small cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three- and five-year periods outperformed the median of its Peer Group, and for the 10-year period underperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the 10-year period was 9/12. The Board further noted that the Fund’s annualized total return for the one-, three-, and five-year periods was in the first quartile of its Peer Universe, and for the 10-year period was in the second quartile of its Peer Universe. The Board concluded that the Fund’s performance was acceptable.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s total expense ratio and its various components, including, as applicable, management fees, operating expenses, and Rule 12b-1 fees. The Board considered the total net expense ratio and, separately, the contractual management fee rate without the effect of fee waivers or expense reimbursements, if any (Management Rate), of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of the Fund’s Peer Group. FUSE fee data is based upon information taken from each Peer Group fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by FUSE to be an appropriate measure of comparative fees and expenses. The FUSE Management Rate includes administrative charges, and the total net expense ratio, for comparative consistency, was shown for Class I-2 for the Fund and for similarly structured share classes for funds in the Peer Group with multiple classes of shares. The Board received a description of the methodology used by FUSE to select the mutual funds included in a Peer Group. Factors that could contribute to a Fund’s total expense ratio or management fee being above the median of the Fund’s Peer Group were discussed, including, for example, strong performance, considerations related to unique or specialty strategies and related costs to implement such strategies, the nature and quality of services provided by the Manager, and strategy capacity considerations.

The Board noted that the Management Rate for the Fund was better than the median and in the second quartile of its Peer Group, and the total net expense ratio for the Fund was above the median and in the third quartile of its Peer Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability, as well as the profits, of the Manager and its affiliates in providing investment management and other services to the Fund during the year ended June 30, 2019. The Board also reviewed the profitability methodology and the changes thereto, noting that management attempts to apply its methods consistently from year to year.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board noted that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures related to additional regulatory and compliance requirements resulting from recent SEC and other regulatory developments.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board noted the existence of management fee breakpoints for the Fund, which operate to share economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of the Manager allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses. The Board concluded that for the Fund, to the extent economies of scale may be realized by the Manager and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• Open an account or

• Make deposits or withdrawals from your account or

• Give us your contact information or

• Provide account information or

• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control.

They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio makes its complete schedule of portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT EX. Previously, the Portfolio made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Portfolio’s Forms N-CSR, N-PORT and N-Q are available online on the SEC’s website at www.sec.gov.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Portfolio’s policies and procedures regarding such disclosure. This agreement must be approved by the Portfolio’s Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

THE ALGER PORTFOLIOS | Alger Small Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Portfolio routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Portfolio versus an index (such as P/E (or price to book) ratio, EPS forecasts, alpha, beta, capture ratio, maximum drawdown, standard deviation, Sharpe ratio, information ratio, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Portfolio at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund established a liquidity risk management program (the “LRMP”) in December 2018. The Board, including Independent Trustees, approved the LRMP in May of 2019, and appointed the Investment Manager as the administrator of the LRMP. The Investment Manager administers the LRMP through a Liquidity Risk Committee (the “Committee”) that is chaired by the Fund’s Chief Compliance Officer. The Board also approved an agreement with Intercontinental Exchange (“ICE”), a third party vendor hired to assist the Fund with investment classifications. The Committee is responsible for assessing the liquidity risk of the Portfolio’s portfolio holdings. In conducting this assessment, the Committee evaluates qualitative factors such as the Portfolio’s investment strategy and cash levels, among others, in conjunction with the quantitative classifications generated by ICE to determine the liquidity risk of each of the Portfolio’s portfolio holdings. The Committee reviews daily investment classification reports and meets at least quarterly to continuously monitor the Portfolio’s liquidity risk. As reported to the Board, the Committee concluded during the most recent annual review that the Fund’s LRMP is operating effectively, and is adequate and effectively implemented.

THE ALGER PORTFOLIOS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, LLC

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Small Cap Growth Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Portfolio, which contains information concerning the Portfolio’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

SmallCapAR

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

December 31, 2019	$32,400
December 31, 2018	$32,100

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

December 31, 2019	$5,000
December 31, 2018	$4,950

d) All Other Fees:

December 31, 2019	$1,972
December 31, 2018	$1,972

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

      2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

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f) Not Applicable

g) Non-Audit Fees:

December 31, 2019	$230,152, €75,612
December 31, 2018	$232,868, €94,474

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

ITEM 13. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not Applicable.

(a) (4) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios

Alger Small Cap Growth Portfolio

By:	/s/ Hal Liebes
Hal Liebes
President

Date:	February 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes
Hal Liebes
President

Date:	February 20, 2020

By:	/s/ Michael D. Martins
Michael D. Martins
Treasurer

Date:	February 20, 2020

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